UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2008

APAC Customer Services, Inc.
(Exact name of registrant as specified in its charter)

Illinois	0-26786	36-2777140
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Six Parkway North, Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-374-4980

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 19, 2008, APAC Customer Services, Inc. (the “Company”) issued a press release setting forth the Company’s financial results for the fourth fiscal quarter ended December 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

The Company is withdrawing its previously provided guidance regarding its specific financial and operational objectives for 2008 as well as its longer term financial goals.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2008, the Company’s Board of Directors appointed Michael P. Marrow President and Chief Executive Officer of the Company effective March 3, 2008. Mr. Marrow will also join the Company’s Board of Directors effective upon his appointment as President and Chief Executive Officer. At the same time, the Company’s Board of Directors removed Robert J. Keller as President and Chief Executive Officer of the Company effective immediately. Mr. Keller also resigned as a director of the Company as of February 18, 2008.

Mr. Marrow, age 50, has been employed since 2003 by Affiliate Computer Systems, Inc. (“ACS”), a leader in business process outsourcing and information technology solutions. From June 2007 to present, he served as Managing Director of Emerging Markets and was responsible for service delivery centers in India, Mexico, Malaysia, Fiji, China, Ghana, Guatemala, Jamaica, Dominican Republic, Poland, Brazil and the Philippines with approximately 15,000 employees. From January 2003 until June 2007, Mr. Marrow was the Managing Director of ACS’s Contact Center Practice and managed 31 ACS contact centers with over 16,000 employees located in the U.S., Mexico, Argentina, India and the Philippines.

The Company and Mr. Marrow entered into an Executive Employment Agreement, dated February 18, 2008 (the “Employment Agreement”), a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Employment Agreement provides that Mr. Marrow will be paid an annual base salary of $350,000 and will be eligible to participate in and earn an annual bonus pursuant to the Company’s Amended and Restated 2005 Management Incentive Plan or under a successor annual incentive plan with a target bonus equal to fifty (50%) of his base salary and a maximum annual bonus equal to one hundred (100%) of his base salary. In addition, the Company has agreed to pay Mr. Marrow a sign-on bonus of $100,000 and to grant him an option to purchase 900,000 common shares of the Company.

The Employment Agreement also provides for Mr. Marrow to receive severance payments equal to twelve months of base salary in the event he is terminated without cause by the Company. Additionally, pursuant to an Employment Security Agreement to be entered into by Mr. Marrow and the Company, Mr. Marrow would be entitled to severance payments equal to eighteen months of base salary and one and one-half times his annual target bonus if he is terminated without cause or resigns for good reason (as defined in the Employment Security Agreement) within twelve months after a change of control of the Company (as defined in the Employment Security Agreement). The terms of Mr. Marrow’s Employment Security Agreement are identical to the terms of similar agreements in effect with other executive officers of the Company.

Finally, Mr. Marrow has agreed that, during his employment with the Company and for a period of twenty-four months after his termination of employment, he will not consult with or be employed by any company offering outsourced business services, work for or solicit the Company’s clients, or induce or attempt to induce any of the Company’s employees to terminate employment with the Company.

On February 19, 2008, the Company issued a press release announcing Mr. Marrow’s appointment as President and Chief Executive Officer. A copy of the Company’s press release is attached hereto as Exhibit 99.2

Item 9.01 Financial Statements and Exhibits.

10.1 Executive Employment Agreement, dated February 18, 2008, between APAC Customer Services, Inc. and Michael Marrow.

99.1 Press Release of the Company, dated February 19, 2008, regarding the Company’s 2007 Fourth Quarter Financial Results

99.2 Press Release of the Company, dated February 19, 2008, regarding the appointment of Michael P. Marrow as President and Chief Executive Officer

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include expressed expectations, estimates and projections of future events and financial performance and the assumptions on which these expressed expectations, estimates and projections are based. Statements that are not historical facts, including statements about the beliefs and expectations of the company and its management are forward-looking statements. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks and uncertainties and other factors that can cause actual events and results to differ materially from historical results and those projected. Such statements are based upon the current beliefs and expectations of the company’s management. The company intends its forward-looking statements to speak only as of the date on which they were made. The company expressly undertakes no obligation to update or revise any forward-looking statements as a result of changed assumptions, new information, future events or otherwise.

The following factors, among others, could cause the company’s actual results to differ from historic results or those expressed or implied in the forward-looking statements: its revenue is generated from a limited number of clients and the loss of one or more significant clients could have a material adverse effect on the company; terms of its client contracts; its ability to sustain a return to profitability; availability of cash flows from operations and borrowing availability under its revolving loan facility; its ability to comply with, or obtain waivers of or changes to, its debt covenants; its ability to effectively manage customer care center capacity and off-shore growth; its ability to conduct business internationally, including managing foreign currency exchange risks; its ability to attract and retain qualified employees; and fluctuations in revenue associated with the company’s Medicare Part D enrollment and customer care programs.

Other reasons that may cause actual results to differ from historic results or those expressed or implied in the forward-looking statements can be found in the company’s Annual Report on Form 10-K for the year ended December 31, 2006 and its subsequent filings on Form 10-Q for the fiscal quarters ended April 1, 2007, July 1, 2007 and September 30, 2007. These filings are available on a website maintained by the SEC at http://www.sec.gov.

The information included in Exhibits 99.1 and 99.2 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference to any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc.

February 19, 2008	By:	/s/ George H. Hepburn III
Name: George H. Hepburn III
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Executive Employment Agreement, dated February 18, 2008, between APAC Customer Services, Inc. and Michael Marrow.

99.1	Press Release of the Company, dated February 19, 2008, regarding the Company’s 2007 Fourth Quarter Financial Results

99.2	Press Release of the Company, dated February 19, 2008, regarding the appointment of Michael P. Marrow as President and Chief Executive Officer